Exhibit 10.49
NOVOCURE 2024 OMNIBUS INCENTIVE PLAN

FORMS OF SHARE OPTION AGREEMENT

US Option Agreement

NOVOCURE LIMITED

[Incentive] Stock Option Agreement
Pursuant to the
NovoCure Limited
2024 Omnibus Incentive Plan

AGREEMENT (this “Agreement”), dated as of ###GRANT_DATE### between NovoCure Limited, a Jersey Isle company (the “Company” and, collectively with its controlled Affiliates, the “Employer”), and ###PARTICIPANT_NAME### (the “Participant”).
Preliminary Statement
The Committee hereby grants this [incentive] stock option (the “Stock Option”) on ###GRANT_DATE### (the “Grant Date”) pursuant to the NovoCure Limited 2024 Omnibus Incentive Plan, as it may be amended from time to time (the “Plan”), to purchase the number of Ordinary Shares set forth below to the Participant, as an Eligible Employee, Consultant or Non-Employee Director. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations.
Accordingly, the parties hereto agree as follows:
1.[Tax Matters. The Stock Option granted hereby is intended to qualify as an “incentive stock option” under Section 422 of the Code. Notwithstanding the foregoing, the Stock Option will not qualify as an “incentive stock option,” among other events, (i) if the Participant disposes of the Ordinary Shares acquired pursuant to the Stock Option at any time during the two year period following the date of this Agreement or the one year period following the date on which the Stock Option is exercised; (ii) except in the event of the Participant’s death or disability (as defined in Section 22(e)(3) of the Code), if the Participant is not employed by the Employer at all times during the period beginning on the date of this Agreement and ending on the day three months before the date of exercise of the Option; or (iii) to the extent the aggregate fair market value (determined as of the time the Option is granted) of the Ordinary Shares subject to “incentive stock options” which become exercisable for the first time in any calendar year exceeds $100,000. To the extent that the Option does not qualify as an “incentive stock option,” it shall not affect the validity of the Option and shall constitute a separate non-qualified stock option.]
2.Grant of Stock Option. Subject to the Plan and the terms and conditions set forth herein and therein, the Participant is hereby granted the Stock Option to purchase from the Company ###TOTAL_AWARDS### Ordinary Shares at a price per share of $###GRANT_PRICE### (the “Exercise Price”).
3.Vesting.
(a)Vesting Schedule. The Stock Option shall vest and become exercisable on the dates and amounts as set forth in the table below; provided, with respect to each vesting date, that the Participant has not experienced a Termination prior to such date. There shall be no proportionate or partial vesting in the periods prior to each vesting date.

Vesting Dates	Restricted Share Units Vesting

US Option Agreement

###VEST_SCHEDULE_TABLE###
(b)

(c)Unvested Stock Options. Any portion of the Stock Option that is not vested as of the date of a Participant’s Termination for any reason shall terminate and expire on the date of such Termination.
4.Exercise.
(a)To the extent that the Stock Option has become vested and exercisable with respect to a number of Ordinary Shares, the Stock Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Stock Option in accordance with the Plan. The Participant may exercise the Stock Option by delivering to the Company written notice of the number of Ordinary Shares covered by the exercise, together with the aggregate Exercise Price.  Payment may be made by: (i) cash, check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the aggregate Exercise Price; or (iii) on such other terms and conditions as may be acceptable to the Committee.  Upon expiration of the Stock Option, the Stock Option shall be canceled and no longer exercisable.
(b)Unless otherwise directed or permitted by the Committee, the Participant must pay or provide for all applicable withholding taxes in respect of the exercise of the Stock Option by (i) remitting the aggregate amount of such taxes to the Company in full, by cash, check, bank draft or money order payable to the order of the Company; (ii) to the extent permitted by the Committee, by making arrangements with the Company to have such taxes withheld from other compensation due to Participant; or (iii) solely to the extent permitted by applicable law and authorized by the Committee, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the applicable withholding taxes.
(c)Upon the exercise of the Stock Option, the Participant:
(i)will be deemed to acknowledge and make such representations and warranties as may be requested by the Company for compliance with applicable laws, and any issuances of Ordinary Shares by the Company shall be made in reliance upon the express representations and warranties of the Participant; and

(ii)will not sell, transfer or otherwise dispose of the Ordinary Shares in violation of the Plan or this Agreement or dispose of the Ordinary Shares unless and until the Participant has complied with all requirements of this Agreement applicable to the disposition of the Ordinary Shares.

(d)Pursuant to the Plan, in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, the Stock Option shall thereupon terminate and expire. As a condition of the exercise of the Stock Option, the Participant shall be required to certify in a manner acceptable to the Company (or shall be deemed to have certified) that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity. In the event the Participant engages in Detrimental Activity during the one-year period commencing on the date the Stock Option is exercised, the Company shall be entitled to recover from the Participant, at any time within one year after such Detrimental Activity, and the Participant shall pay over to the Company, the Ordinary Shares received from such exercise, or, if such Ordinary Shares have been transferred, an amount equal to Fair Market Value of such Ordinary Shares on the date of such exercise.
(e)The restrictions regarding Detrimental Activity are necessary for the protection of the business and goodwill of the Company and are considered by the Participant to be reasonable for such purposes. Without intending to limit the legal or equitable remedies available in the Plan and in this

US Option Agreement

Agreement, the Participant acknowledges that engaging in Detrimental Activity will cause the Company material irreparable injury for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such activity or threat thereof, the Company shall be entitled, in addition to the remedies provided under the Plan, to obtain from any court of competent jurisdiction a temporary restraining order or a preliminary or permanent injunction restraining the Participant from engaging in Detrimental Activity or such other relief as may be required to specifically enforce any of the covenants in the Plan and this Agreement without the necessity of posting a bond, and in the case of a temporary restraining order or a preliminary injunction, without having to prove special damages.
5.Stock Option Term. The term of the Stock Option shall be until the tenth anniversary of the Grant Date, after which time it shall expire (the “Expiration Date”), subject to earlier termination in the event of the Participant’s Termination as specified in the Plan and this Agreement. Notwithstanding anything herein to the contrary, upon the Expiration Date, the Stock Option (whether vested or not) shall be immediately forfeited, canceled and terminated for no consideration and no longer shall be exercisable. The Stock Option is subject to termination prior to the Expiration Date to the extent provided in the Plan or this Agreement.
6.Termination and Change in Control. The provisions in the Plan regarding Termination and Change in Control shall apply to the Stock Option.
7.Restriction on Transfer of Stock Option. The provisions in the Plan regarding restrictions on Transfer shall apply to the Stock Option.
8.No Rights as a Stockholder. The Participant shall not have any rights as a stockholder of the Company with respect to any Award until the Participant becomes the holder of record of the Ordinary Shares underlying the Award.
9.Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan is incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan, the Plan shall control, and this Agreement shall be deemed to be modified accordingly.
10.Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and sent to the party to which the notice, demand or request is being made:

(a)unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 10, any notice required to be delivered to the Company shall be properly delivered if delivered to:
NovoCure Limited
            1550 Liberty Ridge Drive, Suite 115
Wayne, PA 19087
Attention: Legal

(b)(b)    if to the Participant, to the address on file with the Employer.
Any notice, demand or request, if made in accordance with this Section 10 shall be deemed to have been duly given: (i) when delivered in person; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service.
11.No Right to Employment/Consultancy/Directorship. This Agreement shall not give the Participant or other Person any right to employment, consultancy or directorship by the

US Option Agreement

Employer, or limit in any way the right of the Employer to terminate the Participant’s employment, consultancy or directorship at any time.
12.Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT, FOR ITSELF AND ITS AFFILIATES, HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THE ACTIONS OF THE PARTIES HERETO OR THEIR RESPECTIVE AFFILIATES PURSUANT TO THE PLAN OR THIS AGREEMENT OR IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT OF THE PLAN OR THIS AGREEMENT.
13.Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Participant agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included.
14.Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the internal laws of the Jersey Isles, without giving effect to its principles of conflict of laws.
15.Section 409A. The Stock Option is intended to be exempt from the applicable requirements of Section 409A and shall be limited, construed and interpreted in accordance with such intent; provided, that the Employer does not guarantee to the Participant any particular tax treatment of the Stock Option. In no event whatsoever shall the Employer be liable for any additional tax, interest or penalties that may be imposed on the Participant by Section 409A or any damages for failing to comply with Section 409A.
16.Interpretation. Unless a clear contrary intention appears: (a) the defined terms herein shall apply equally to both the singular and plural forms of such terms; (b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by the Plan or this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually; (c) any pronoun shall include the corresponding masculine, feminine and neuter forms; (d) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (e) reference to any law, rule or regulation means such law, rule or regulation as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law, rule or regulation means that provision of such law, rule or regulation from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision; (f) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular article, section or other provision hereof; (g) numbered or lettered articles, sections and subsections herein contained refer to articles, sections and subsections of this Agreement; (h) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (i) “or” is used in the inclusive sense of “and/or”; (j) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (k) reference to dollars or $ shall be deemed to refer to U.S. dollars.
17.No Strict Construction. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

US Option Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

NOVOCURE LIMITED

By:
William F. Doyle
Executive Chairman of the Board of Directors

Signed as of ###ACCEPTANCE_DATE###.

PARTICIPANT

By:
Name:	###PARTICIPANT_NAME###

Israel Option Agreement

NOVOCURE LIMITED

Incentive Stock Option Agreement
Pursuant to the
NovoCure Limited
2024 Omnibus Incentive Plan

AGREEMENT (this “Agreement”), dated as of ###GRANT_DATE### between NovoCure Limited, a Jersey Isle company (the “Company” and, collectively with its controlled Affiliates, the “Employer”), and ###PARTICIPANT_NAME### (the “Participant”).
Preliminary Statement
The Committee hereby grants this incentive stock option (the “Stock Option”) on ###GRANT_DATE###] (the “Grant Date”) pursuant to the NovoCure Limited 2024 Omnibus Incentive Plan, and the Sub-Plan For Grantees Subject To Israeli Taxation (the “Sub-Plan”), as applicable, as it may be amended from time to time (the “Plan”), to purchase the number of Ordinary Shares set forth below to the Participant, as an Israeli Grantee. Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan. By signing and returning this Agreement, the Participant acknowledges having received and read a copy of the Plan and agrees to comply with it, this Agreement and all applicable laws and regulations, whether of the State of Israel or of the United States or any other State having jurisdiction over the Company and the Participant.
Accordingly, the parties hereto agree as follows:
Tax Matters. The Stock Option is intended to qualify as 102(b)(2) Options (as defined in the Sub-plan), in accordance with Section 102 of the Israeli Tax Ordinance (New Version), 5721-1961, as amended (the “Ordinance”), and the Income Tax Rules (Tax Benefits in Share Issuances to Employees ) 5763-2003.
Grant of Stock Option.
Subject to the Plan and the terms and conditions set forth herein and therein, the Participant is hereby granted the Stock Option to purchase from the Company ###TOTAL_AWARDS### Ordinary Shares at a price per share of US$###GRANT_PRICE### (the “Exercise Price”).
Participant hereby:
approves that he or she is an Israeli resident and will inform the Trustee when Participant will cease being an Israeli resident;

approves and acknowledges that the Stock Options will be registered in the name of the Trustee, as defined under the Sub-Plan, as required by Israeli law to qualify under Section 102 of the Ordinance, for the benefit of the Participant;

approves and acknowledges the agreement of the Company with the Trustee, and exempts the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan, the Sub-Plan, or any Stock Option or share granted to the Participant hereunder;

approves and acknowledges that the Participant is familiar with the provisions of Section 102(b)(2) of the Ordinance;

Israel Option Agreement

approves that the grant of the Stock Option, constitutes inter alia, without derogating from other benefits or remuneration, adequate consideration for 'service inventions' ('hamtzaat sherut', as such term in defined under Section 132 of the Israeli Patents Law, 5727-1967) for the purposes of Section 134 thereof, to the extent applicable, and undertakes not to sell or transfer the Stock Option and/or shares issued pursuant to the exercise of the Stock Option prior to the lapse of the period in which the Stock Option and/or such shares are held in trust by the Trustee, unless the Participant pays all taxes, which may arise in connection with such sale and/or transfer.

Vesting.
(i)Vesting Schedule. The Stock Option shall vest and become exercisable on the dates and amounts as set forth in the table below; provided, with respect to each vesting date, that the Participant has not experienced a Termination prior to such date. There shall be no proportionate or partial vesting in the periods prior to each vesting date.
###VEST_SCHEDULE_TABLE###
(ii)
Unvested Stock Options. Any portion of the Stock Option that is not vested as of the date of a Participant’s Termination for any reason shall terminate and expire on the date of such Termination.
Exercise.
To the extent that the Stock Option has become vested and exercisable with respect to a number of Ordinary Shares, the Stock Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Stock Option in accordance with the Plan. The Participant may exercise the Stock Option by delivering to the Company written notice, with a copy to the Trustee, of the number of Ordinary Shares covered by the exercise, together with the aggregate Exercise Price.  Payment may be made by: (i) cash, check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the aggregate Exercise Price; or (iii) on such other terms and conditions as may be acceptable to the Committee.  Upon expiration of the Stock Option, the Stock Option shall be canceled and no longer exercisable. As soon as practicable after receipt of such notice and payment, such exercised Ordinary Shares will be issued in the name of the Trustee for the benefit of the Participant, which shall hold such shares for such period as required by under Section 102(b)(2) of the Ordinance. For the avoidance of any doubt, the Committee reserves the right to modify the exercise procedures from time to time.
Unless otherwise directed or permitted by the Committee and subject to applicable law, any tax consequences arising from the grant or exercise of the Stock Option (or any portion thereof), from the payment for such Ordinary Shares covered thereby, or from any other event or act (of the Company and the Trustee or the Participant) relating to the Stock Option or the Ordinary Shares issued upon exercise thereof, shall be borne solely by the Participant. The Company and/or the Trustee shall withhold taxes according to the requirements under the Israeli laws, rules, and regulations, including withholding taxes at source. Furthermore, the Participant agrees to indemnify the Company and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from

Israel Option Agreement

any payment made to the Participant for which the Participant is responsible. The Company and the Trustee may make such provisions and take such steps as it/they may deem necessary or appropriate for the withholding of all taxes required by law to be withheld with respect to the Stock Option granted under the Plan and the exercise thereof, including, but not limited, to (i) deducting the amount so required to be withheld from any other amount then or thereafter payable to a Participant, including by deducting any such amount from a Participant's salary or other amounts payable to the Participant, to the maximum extent permitted under law and/or (ii) requiring a Participant to pay to the Company the amount so required to be withheld as a condition of the issuance, delivery, distribution or release of any Shares and/or (iii) by causing the exercise and sale of the Stock Option or Ordinary Shares held by or on behalf of the Participant to cover such liability up to the amount required to satisfy minimum statutory withholding requirements. In addition, the Participant will be required to pay any amount that exceeds the tax to be withheld and transferred to the tax authorities, pursuant to applicable Israeli tax regulations.
Upon the exercise of the Stock Option, the Participant:
will be deemed to acknowledge and make such representations and warranties as may be requested by the Company for compliance with applicable laws and regulations, whether of the State of Israel or of the United States or any other State having jurisdiction over the Company and the Participant, and any issuances of Ordinary Shares by the Company shall be made in reliance upon the express representations and warranties of the Participant; and

will not sell, transfer or otherwise dispose of the Ordinary Shares in violation of the Plan (including the Sub-Plan) or this Agreement or dispose of the Ordinary Shares unless and until the Participant has complied with all requirements of this Agreement applicable to the disposition of the Ordinary Shares.

Pursuant to the Plan, in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, the Stock Option shall thereupon terminate and expire. As a condition of the exercise of the Stock Option, the Participant shall be required to certify in a manner acceptable to the Company (or shall be deemed to have certified) that the Participant is in compliance with the terms and conditions of the Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity. In the event the Participant engages in Detrimental Activity during the one-year period commencing on the date the Stock Option is exercised, the Company shall be entitled to recover from the Participant, at any time within one year after such Detrimental Activity, and the Participant shall pay over to the Company, the Ordinary Shares received from such exercise, or, if such Ordinary Shares have been transferred, an amount equal to Fair Market Value of such Ordinary Shares on the date of such exercise.
The restrictions regarding Detrimental Activity are necessary for the protection of the business and goodwill of the Company and are considered by the Participant to be reasonable for such purposes. Without intending to limit the legal or equitable remedies available in the Plan and in this Agreement, the Participant acknowledges that engaging in Detrimental Activity will cause the Company material irreparable injury for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such activity or threat thereof, the Company shall be entitled, in addition to the remedies provided under the Plan, to obtain from any court of competent jurisdiction a temporary restraining order or a preliminary or permanent injunction restraining the Participant from engaging in Detrimental Activity or such other relief as may be required to specifically enforce any of the covenants in the Plan and this Agreement without the necessity of posting a bond, and in the case of a temporary restraining order or a preliminary injunction, without having to prove special damages.

Israel Option Agreement

Stock Option Term. The term of the Stock Option shall be until the tenth anniversary of the Grant Date, after which time it shall expire (the “Expiration Date”), subject to earlier termination in the event of the Participant’s Termination as specified in the Plan and this Agreement. Notwithstanding anything herein to the contrary, upon the Expiration Date, the Stock Option (whether vested or not) shall be immediately forfeited, canceled and terminated for no consideration and no longer shall be exercisable. The Stock Option is subject to termination prior to the Expiration Date to the extent provided in the Plan or this Agreement.
Termination and Change in Control. The provisions in the Plan regarding Termination and Change in Control shall apply to the Stock Option.
Restriction on Transfer of Stock Option. The provisions in the Plan and the Sub-Plan regarding restrictions on Transfer shall apply to the Stock Option.
No Rights as a Stockholder. The Participant shall not have any rights as a stockholder of the Company with respect to any Award until the Participant becomes the holder of record of the Ordinary Shares underlying the Award.
Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan and the Sub-Plan are incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan (including the Sub-Plan), the Plan shall control, and this Agreement shall be deemed to be modified accordingly.
Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and sent to the party to which the notice, demand or request is being made:

unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 10, any notice required to be delivered to the Company shall be properly delivered if delivered to:
NovoCure Limited
1150 Liberty Ridge Drive, Suite 115
Wayne, PA 19087
Attention:     Legal

(b)    if to the Participant, to the address on file with the Employer.
Any notice, demand or request, if made in accordance with this Section 10 shall be deemed to have been duly given: (i) when delivered in person; (ii) three days after being sent by United States mail; or (iii) on the first business day following the date of deposit if delivered by a nationally recognized overnight delivery service.
No Right to Employment/Consultancy/Directorship. This Agreement shall not give the Participant or other Person any right to employment, consultancy or directorship by the Employer, or limit in any way the right of the Employer to terminate the Participant’s employment, consultancy or directorship at any time.
Reserved.

Israel Option Agreement

Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Participant agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included.
Governing Law. Save for applicable US laws and regulations (as referred to in section 14(b) below), all matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the laws of the State of Israel, without giving effect to its principles of conflict of laws. The sole and exclusive place of jurisdiction in any matter arising out of or in connection with this Agreement will be the applicable Tel-Aviv court.
This Agreement shall be subject to all applicable US laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required or, the Committee determines are advisable. The Participant agrees to take all steps that any of the Company or the Trustee determines are necessary to comply with all applicable provisions of US federal and state securities laws in exercising his or her rights under this Agreement. The Committee shall have the right to impose such restrictions on any Ordinary Shares acquired pursuant to the exercise of the Stock Option as it deems necessary or advisable under applicable US federal securities laws, the rules and regulations of any stock exchange or market upon which Ordinary Shares are then listed or traded, and/or any blue sky or state securities laws applicable to such Ordinary Shares. It is expressly understood that the Committee is authorized to administer, construe, and make all determinations necessary or appropriate to the administration of the Plan and this Agreement, all of which shall be binding upon the Participant.
Reserved.
Interpretation. Unless a clear contrary intention appears: (a) the defined terms herein shall apply equally to both the singular and plural forms of such terms; (b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by the Plan or this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually; (c) any pronoun shall include the corresponding masculine, feminine and neuter forms; (d) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (e) reference to any law, rule or regulation means such law, rule or regulation as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law, rule or regulation means that provision of such law, rule or regulation from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision; (f) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular article, section or other provision hereof; (g) numbered or lettered articles, sections and subsections herein contained refer to articles, sections and subsections of this Agreement; (h) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (i) “or” is used in the inclusive sense of “and/or”; (j) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; and (k) reference to dollars or $ shall be deemed to refer to U.S. dollars.

Israel Option Agreement

No Strict Construction. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.
NOVOCURE LIMITED
By:
William F. Doyle
Executive Chairman of the Board of Directors

Signed as of ###ACCEPTANCE_DATE###.

PARTICIPANT

By:
Name:	###PARTICIPANT_NAME###

Swiss Option Agreement

STOCK OPTION AWARD AGREEMENT
Based on the
NovoCure Limited
2024 Omnibus Incentive Plan

(the "Agreement")

This Agreement, dated as of ###GRANT_DATE### is entered into between NovoCure Limited, a Jersey Isle company, registered at Second Floor, No. 4 The Forum, Grenville Street, St. Helier, Jersey Isle (the “Company”) and, ###PARTICIPANT_NAME### (the “Participant”).

Preliminary Statement
The Company hereby grants to the Participant this stock option (the “Stock Option”) on ###GRANT_DATE### (the “Grant Date”) based on the NovoCure Limited 2024 Omnibus Incentive Plan, as it may be amended from time to time (the “Plan”) and the NovoCure Limited 2024 Omnibus Incentive Sub-Plan for Switzerland, as it may be amended from time to time (the “Sub-Plan”), to purchase the number of ordinary shares of the Company set forth below (the “Ordinary Shares”). Except as otherwise indicated, any capitalized term used but not defined herein shall have the meaning ascribed to such term in the Plan.
Any participation by any person is strictly voluntary and any grant made under this Agreement shall be a voluntary benefit for the Participant (Gratifikation) and shall under no circumstance be regarded as salary (Lohn).
This Agreement gives no entitlement to the Participant to further stock options awards.
Accordingly, the parties hereto agree as follows:
1.Grant of Stock Option. The Company hereby grants, based on the Plan and the Sub-Plan and the terms and conditions set forth herein and therein, in its sole discretion to the Participant, as an Eligible Employee, Consultant or Non-Employee Director, the Stock Option to purchase from the Company ###TOTAL_AWARDS### Ordinary Shares at a price per share of US$###GRANT_PRICE### (the “ Exercise Price ”).
2.Vesting.
(a)Vesting Schedule. The Stock Option shall vest and become exercisable on the dates and amounts as set forth in the table below; provided, with respect to each vesting date, that the Participant has not experienced a Termination prior to such date. There shall be no proportionate or partial vesting in the periods prior to each vesting date.
###VEST_SCHEDULE_TABLE###

(b)Unvested Stock Options. Any portion of the Stock Option that is not vested as of the date of a Participant’s Termination for any reason shall terminate and expire on the date of such Termination.

Swiss Option Agreement

3.Exercise.
(a)To the extent that the Stock Option has become vested and exercisable with respect to a number of Ordinary Shares, the Stock Option may thereafter be exercised by the Participant, in whole or in part, at any time or from time to time prior to the expiration of the Stock Option in accordance with the Plan. The Participant may exercise the Stock Option by delivering to the Company written notice of the number of Ordinary Shares covered by the exercise, together with the aggregate Exercise Price. Payment may be made by: (i) cash, check, bank draft or money order payable to the order of the Company; (ii) solely to the extent permitted by applicable law and authorized by the Committee, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the aggregate Exercise Price; or (iii) on such other terms and conditions as may be acceptable to the Committee. Upon expiration of the Stock Option, the Stock Option shall be canceled and no longer exercisable.
(b)Unless otherwise directed or permitted by the Committee, the Participant must pay or provide for all applicable withholding taxes in respect of the exercise of the Stock Option by (i) remitting the aggregate amount of such taxes to the Company in full, by cash, check, bank draft or money order payable to the order of the Company; (ii) to the extent permitted by the Committee, by making arrangements with the Company to have such taxes withheld from other compensation due to Participant; or (iii) solely to the extent permitted by applicable law and authorized by the Committee, through a procedure whereby the Participant delivers irrevocable instructions to a broker reasonably acceptable to the Company to deliver promptly to the Company an amount equal to the applicable withholding taxes.
(c)Upon the exercise of the Stock Option, the Participant:
(i)will be deemed to acknowledge and make such representations and warranties as may be requested by the Company for compliance with applicable laws, and any issuances of ordinary shares by the Company shall be made in reliance upon the express representations and warranties of the Participant; and

(ii)will not sell, transfer or otherwise dispose of the Ordinary Shares in violation of the Plan or this Agreement or dispose of the Ordinary Shares unless and until the Participant has complied with all requirements of this Agreement applicable to the disposition of the Ordinary Shares.

(d)Pursuant to the Plan, in the event the Participant engages in Detrimental Activity prior to any exercise of the Stock Option, the Stock Option shall thereupon terminate and expire. As a condition of the exercise of the Stock Option, the Participant shall be required to certify in a manner acceptable to the Company (or shall be deemed to have certified) that the Participant is in compliance with the terms and conditions of the Plan and the Sub-Plan and that the Participant has not engaged in, and does not intend to engage in, any Detrimental Activity. In the event the Participant engages in Detrimental Activity during the one-year period commencing on the date the Stock Option is exercised, the Company shall be entitled to recover from the Participant, at any time within one year after such Detrimental Activity, and the Participant shall pay over to the Company, the Ordinary Shares received from such exercise, or, if such Ordinary Shares have been transferred, an amount equal to Fair Market Value of such Ordinary Shares on the date of such exercise.
(e)The restrictions regarding Detrimental Activity are necessary for the protection of the business and goodwill of the Company and are considered by the Participant to be reasonable for such purposes. Without intending to limit the legal or equitable remedies available in the Plan and in this Agreement, the Participant acknowledges that engaging in Detrimental Activity will cause the Company material irreparable injury for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of such activity or threat thereof, the Company shall be entitled, in addition to the remedies provided under the Plan, to obtain from any court of competent jurisdiction a temporary restraining order or a preliminary or permanent injunction restraining the Participant from engaging in Detrimental Activity or such other relief as may be required to specifically enforce any of the covenants in the Plan and this Agreement without the necessity of posting a bond, and in the case of a temporary restraining order or a preliminary injunction, without having to prove special damages.

Swiss Option Agreement

4.Stock Option Term. The term of the Stock Option shall be (i) until the tenth anniversary of the Grant Date, or (ii) for holders of more than 10% of shares of the Company or an Affiliate, until the fifth anniversary of the Grant Date, after which time it shall expire (the “Expiration Date”), subject to earlier termination in the event of the Participant’s Termination as specified in the Plan and this Agreement. Notwithstanding anything herein to the contrary, upon the Expiration Date, the Stock Option (whether vested or not) shall be immediately forfeited, canceled and terminated for no consideration and no longer shall be exercisable. The Stock Option is subject to termination prior to the Expiration Date to the extent provided in the Plan or this Agreement.
5.Termination and Change in Control. The provisions in the Plan regarding Termination and Change in Control shall apply to the Stock Option.
6.Restriction on Transfer of Stock Option. The provisions in the Plan regarding restrictions on Transfer shall apply to the Stock Option.
7.No Rights as a Stockholder. The Participant shall not have any rights as a stockholder of the Company with respect to any Award until the Participant becomes the holder of record of the Ordinary Shares underlying the Award.
8.Provisions of Plan Control. This Agreement is subject to all the terms, conditions and provisions of the Plan and the Sub-Plan, including the amendment provisions thereof, and to such rules, regulations and interpretations relating to the Plan as may be adopted by the Committee and as may be in effect from time to time. The Plan and the Sub-Plan are incorporated herein by reference. If and to the extent that this Agreement conflicts or is inconsistent with the Plan and/or the Sub-Plan, the provisions of this Agreement shall prevail.
9.Acknowledgments.
(a)The Participant confirms that he/she has received a copy of the Plan and the Sub-Plan, has carefully read all of the provisions and the terms of the Plan, the Sub-Plan and this Agreement, understands the material content of these provisions, and agrees to be bound by them.
(b)The Participant acknowledges that the Board of Directors and/or the Committee from time to time when appropriate have the right at their sole discretion to amend the Plan and/or the Sub-Plan.
(c)Furthermore, the Participant accepts by her/his signature all terms and conditions set forth in the Plan and the Sub-Plan
10.Voluntary Benefit. The Stock Option is granted to the Participant as a voluntary benefit under the contractual relationship between the Participant and an Affiliate of the Company.
11.Notices. All notices, demands or requests made pursuant to, under or by virtue of this Agreement must be in writing and sent to the party to which the notice, demand or request is being made:

(a)unless otherwise specified by the Company in a notice delivered by the Company in accordance with this Section 11, any notice required to be delivered to the Company shall be properly delivered if delivered to:
NovoCure Limited
1550 Liberty Ridge Drive, Suite 115
Wayne, PA 19087
Attention: Legal

(b)(b)    if to the Participant, to the address indicated above.

Swiss Option Agreement

Any notice, demand or request, if made in accordance with this Section 11 shall be deemed to have been duly given: (i) when delivered in person; or (iii) on the first business day following the date of deposit if delivered by an internationally recognized overnight delivery service.
12.No Right to Employment/Consultancy/Directorship. Nothing in this Agreement shall be construed to establish any other contractual relationship, in particular no employment relationship, between the Company, any of its Affiliates and the Participant. In particular, this Agreement shall not give the Participant or any other Person any right to employment, consultancy or directorship by the Company or any of its Affiliates, or limit in any way the right of the Company or its Affiliate to terminate the Participant’s employment, consultancy or directorship at any time.
13.Severability of Provisions. If at any time any of the provisions of this Agreement shall be held invalid or unenforceable, or are prohibited by the laws of the jurisdiction where they are to be performed or enforced, by reason of being vague or unreasonable as to duration or geographic scope or scope of the activities restricted, or for any other reason, such provisions shall be considered divisible and shall become and be immediately amended to include only such restrictions and to such extent as shall be deemed to be reasonable and enforceable by the court or other body having jurisdiction over this Agreement and the Company and the Participant agree that the provisions of this Agreement, as so amended, shall be valid and binding as though any invalid or unenforceable provisions had not been included.
14.Governing Law. All matters arising out of or relating to this Agreement and the transactions contemplated hereby, including its validity, interpretation, construction, performance and enforcement, shall be governed by and construed in accordance with the laws of Switzerland.
15.Social Security Taxes. Any social security contributions legally due on the granting, vesting or exercising of the Stock Option granted under this Agreement are shared equally between the Company and Participant.
16.Taxes. Income taxes, including capital gain taxes, arising from the grant or exercise of any Stock Option, from the payment for Ordinary Shares covered thereby or from any other event or act (of the Company and/or of the Participant) hereunder, shall be borne solely by the Participant.
17.Interpretation. Unless a clear contrary intention appears: (a) the defined terms herein shall apply equally to both the singular and plural forms of such terms; (b) reference to any Person includes such Person’s successors and assigns but, if applicable, only if such successors and assigns are not prohibited by the Plan or this Agreement, and reference to a Person in a particular capacity excludes such Person in any other capacity or individually; (c) any pronoun shall include the corresponding masculine, feminine and neuter forms; (d) reference to any agreement, document or instrument means such agreement, document or instrument as amended or modified and in effect from time to time in accordance with the terms thereof; (e) reference to any law, rule or regulation means such law, rule or regulation as amended, modified, codified, replaced or reenacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and reference to any section or other provision of any law, rule or regulation means that provision of such law, rule or regulation from time to time in effect and constituting the substantive amendment, modification, codification, replacement or reenactment of such section or other provision; (f) “hereunder,” “hereof,” “hereto,” and words of similar import shall be deemed references to this Agreement as a whole and not to any particular article, section or other provision hereof; (g) numbered or lettered articles, sections and subsections herein contained refer to articles, sections and subsections of this Agreement; (h) “including” (and with correlative meaning “include”) means including without limiting the generality of any description preceding such term; (i) “or” is used in the inclusive sense of “and/or”; (j) references to documents, instruments or agreements shall be deemed to refer as well to all addenda, exhibits, schedules or amendments thereto; (k) reference to dollars or $ shall be deemed to refer to U.S. dollars; and (l) reference to pound sterling or £ shall be deemed to refer to Great Britain pounds.
18.No Strict Construction. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

Swiss Option Agreement

IN WITNESS WHEREOF, the parties have executed this Agreement on the date and year first above written.

NOVOCURE LIMITED

By:
William F. Doyle
Executive Chairman of the Board of Directors

Signed as of ###ACCEPTANCE_DATE###.

PARTICIPANT

By:
Name:	###PARTICIPANT_NAME###